                                                               Sub-Item 77Q1(a)

                               AMENDMENT NO. 24
                        TO SECOND AMENDED AND RESTATED
                     AGREEMENT AND DECLARATION OF TRUST OF
                          AIM COUNSELOR SERIES TRUST
                       (INVESCO COUNSELOR SERIES TRUST)

       This Amendment No. 24 (the "Amendment") to the Second Amended and Restated Agreement and Declaration of Trust of AIM Counselor Series Trust (Invesco Counselor Series Trust) (the "Trust") amends the Second Amended and Restated Agreement and Declaration of Trust of the Trust dated as of September 14, 2005, as amended (the "Agreement").

       Under Section 9.7 of the Agreement, this Amendment may be executed by a duly authorized officer of the Trust.

   WHEREAS, the Trust desires to amend the Agreement to add Invesco Strategic Real Return Fund;

       NOW, THEREFORE, the Agreement is hereby amended as follows:

   1. Schedule A of the Agreement is hereby amended and restated to read in its entirety as set forth on Exhibit 1 to this Amendment.

   2. All references in the Agreement to "this Agreement" shall mean the Agreement as amended by this Amendment.

   3. Except as specifically amended by this Amendment, the Agreement is hereby confirmed and remains in full force and effect.

   IN WITNESS WHEREOF, the undersigned, a duly authorized officer of the Trust, has executed this Amendment as of December 4, 2013.

                                          By:     /s/ John M. Zerr
                                                  ------------------------------
                                          Name:   John M. Zerr
                                          Title:  Senior Vice President

                                   EXHIBIT 1

                                  "SCHEDULE A
          AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)
                        PORTFOLIOS AND CLASSES THEREOF

PORTFOLIO                                            CLASSES OF EACH PORTFOLIO
---------                                            -------------------------
Invesco California Tax-Free Income Fund               Class A Shares
                                                      Class B Shares
                                                      Class C Shares
                                                      Class Y Shares

Invesco Core Plus Bond Fund                           Class A Shares
                                                      Class B Shares
                                                      Class C Shares
                                                      Class R Shares
                                                      Class R5 Shares
                                                      Class R6 Shares
                                                      Class Y Shares

Invesco Equally-Weighted S&P 500 Fund                 Class A Shares
                                                      Class B Shares
                                                      Class C Shares
                                                      Class R Shares
                                                      Class R6 Shares
                                                      Class Y Shares

Invesco Floating Rate Fund                            Class A Shares
                                                      Class C Shares
                                                      Class R Shares
                                                      Class R5 Shares
                                                      Class R6 Shares
                                                      Class Y Shares

Invesco S&P 500 Index Fund                            Class A Shares
                                                      Class B Shares
                                                      Class C Shares
                                                      Class Y Shares

Invesco Global Real Estate Income Fund                Class A Shares
                                                      Class B Shares
                                                      Class C Shares
                                                      Class R5 Shares
                                                      Class R6 Shares
                                                      Class Y Shares

Invesco Low Volatility Equity Yield Fund              Class A Shares
                                                      Class B Shares
                                                      Class C Shares
                                                      Class R Shares
                                                      Class R5 Shares
                                                      Class R6 Shares
                                                      Class Y Shares
                                                      Investor Class Shares

Invesco American Franchise Fund                      Class A Shares
                                                     Class B Shares
                                                     Class C Shares
                                                     Class R Shares
                                                     Class R5 Shares
                                                     Class R6 Shares
                                                     Class Y Shares

Invesco Equity and Income Fund                       Class A Shares
                                                     Class B Shares
                                                     Class C Shares
                                                     Class R Shares
                                                     Class R5 Shares
                                                     Class R6 Shares
                                                     Class Y Shares

Invesco Growth and Income Fund                       Class A Shares
                                                     Class B Shares
                                                     Class C Shares
                                                     Class R Shares
                                                     Class R5 Shares
                                                     Class R6 Shares
                                                     Class Y Shares

Invesco Pennsylvania Tax Free Income Fund            Class A Shares
                                                     Class B Shares
                                                     Class C Shares
                                                     Class R6 Shares
                                                     Class Y Shares

Invesco Small Cap Discovery Fund                     Class A Shares
                                                     Class B Shares
                                                     Class C Shares
                                                     Class R5 Shares
                                                     Class R6 Shares
                                                     Class Y Shares

Invesco Strategic Real Return Fund                   Class A Shares
                                                     Class C Shares
                                                     Class R Shares
                                                     Class R5 Shares
                                                     Class R6 Shares
                                                     Class Y Shares"